Asset Impairments Asset Impairments (Notes)	12 Months Ended
Dec. 31, 2016
Asset Impairments [Abstract]
Asset Impairment Charges [Text Block]
Asset Impairments
During the fourth quarter of 2016, as the Company updated its estimated cash flows in connection with the preparation and review of the Company's annual budget, the Company determined that the cash flows for the Elbow Creek and Goat Wind projects located in Texas and the Forward project in Pennsylvania were below the carrying value of the related assets, primarily driven by declining merchant power prices in post-contract periods, and that the assets were considered impaired. These projects were acquired in connection with the acquisition of the November 2015 Drop Down Assets and were recorded in the Renewables segment of the Company. The projects were recorded at historical cost at acquisition date as they were related to interests under common control by NRG. The fair value of the facilities was determined using an income approach by applying a discounted cash flow methodology to the long-term budgets for each respective plant. The income approach utilized estimates of discounted future cash flows, which were Level 3 fair value measurement and include key inputs, such as forecasted power prices, operations and maintenance expense, and discount rates. The Company measured the impairment loss as the difference between the carrying amount and the fair value of the assets and recorded impairment losses of $117 million, $60 million and $6 million for Elbow Creek, Goat Wind, and Forward, respectively.